UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock

Income Fund

Annual report 5/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a challenging stretch for all investors, and the fixed-income markets offered no exception. Three themes dominated headlines for the majority of the period and continue to be sources of concern for investors: global growth, commodity prices, and the direction of interest rates. On the economic front, worries about a slowdown in China pushed the United States to center stage as investors increasingly looked to domestic demand to fuel global growth. Energy prices were highly volatile, plummeting in January to multi-year lows before rebounding to finish at more sustainable levels. As for interest rates, the U.S. Federal Reserve (Fed) finally began in December the long process of normalizing monetary policy by increasing the federal funds rate for the first time in nine years. More rate hikes may be on the horizon, but the United States' position as the one major economy tightening in this environment makes the Fed's job that much more difficult.

Against this backdrop, investors tended to dial down their risk exposure, selling out of equities, high-yield bonds, and emerging markets in favor of the safety of U.S. Treasuries and other less-volatile assets. That trend abruptly reversed course in February, as attractive valuations eventually lured investors back into riskier assets. After period end, the United Kingdom's vote to leave the European Union set off more volatility as investors turned back to safe-haven assets.

These kinds of market swings can be unsettling. We believe the global economy will continue to make gains, but that periods of heightened volatility could likely persist. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to meet the needs of our fund shareholders. However, your best resource is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
29	Financial statements
33	Financial highlights
43	Notes to financial statements
54	Auditor's report
55	Tax information
56	Trustees and Officers
60	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16 (%)

Class A shares (without sales charge)
Barclays U.S. Aggregate Bond Index
Morningstar multisector bond fund category average
1.82
2.99
–0.19
2.16
2.91
1.97
3.42
3.33
3.58
5.97
4.97
5.47
1 year
3 year
5 year
10 year

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Higher-quality bonds led the way amid market volatility

Bonds advanced, led by higher-quality securities as slowing global growth, energy price fluctuations, and changing U.S. monetary policy contributed to bouts of market volatility.

The fund's defensive posture dampened performance volatility

A selective approach to riskier sectors such as emerging-market debt and high-yield bonds helped provide stability and downside protection in a volatile market environment.

Global economic outlook remains the primary concern

The primary risk to markets is from a continued slowdown in economic growth in Europe and Asia, more so than the potential for rising interest rates.

PORTFOLIO COMPOSITION AS OF 5/31/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

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Discussion of fund performance

An interview with Portfolio Manager Daniel S. Janis III, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Daniel S. Janis III
Portfolio Manager
John Hancock Asset Management

The past year has seen a great deal of volatility in many segments of the fixed-income market. What were some of the major factors behind that volatility?

Global economic weakness, shifting U.S. monetary policy, and dramatic swings in energy prices contributed the most to bond market volatility over th past 12 months. Weak economic growth outside of the United States, particularly in Europe and China, led to reduced appetite for risk and put downward pressure on the most economically sensitive segments of the bond market.

In the United States, mixed economic signals led to uncertainty surrounding interest-rate policy from the U.S. Federal Reserve (Fed). The Fed had signaled its intent to raise its short-term interest-rate target sometime in 2015, but held off for most of the year amid slowing global growth and a lack of inflationary pressure. Finally, in December 2015, the Fed increased the federal funds target rate from a range of 0.00% to 0.25% to a range of 0.25% to 0.50%, its first interest-rate increase in nine years.

The Fed was expected to continue with a series of additional interest rate hikes in 2016, but signs of slowing growth in the United States put it on hold through the first five months of this year. This development contributed to a rally in risk assets late in the period as investors became more certain that interest rates would not rise rapidly.

The other major factor, although it may feel like old news, was volatility in energy prices. The price of oil began the period at around $60 a barrel, but dropped below $30 a barrel in January before rebounding back to nearly $50 a barrel by the end of the reporting period. These energy price fluctuations were of particular concern to high-yield bond and emerging-market debt investors.

What's the connection between oil prices and these segments of the bond market?

The energy boom in the United States in recent years has been led in large part by smaller companies that have expanded their operations by issuing debt. As energy prices fell, investors became increasingly concerned that oil and gas prices would settle at levels below some of these companies' break-even points, and that a meaningful uptick in defaults would follow. While we believe these are legitimate concerns, much of the selling at the end of 2015 was indiscriminate as

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       4

"Although investors remain wary of the potential for higher U.S. interest rates, we believe that represents a fairly limited risk to the bond markets."
investors dialed back their exposure to all sectors of the high-yield bond market. That trend actually created some opportunities for longer-term investors, and we continue to keep our eyes open for attractive securities that might be trading at depressed prices.

As for emerging-market debt, many developing countries are energy and commodity exporters and depend on revenues from those exports to finance government operations. As prices have fallen, so too have revenues, and the fundamentals in many emerging-market countries have deteriorated as a result. In addition, the majority of emerging-market debt is denominated in U.S. dollars, and as the dollar continued to strengthen, investors became concerned about the ability of these countries to meet their debt obligations.

How was the fund positioned in those two sectors?

High-yield bonds (generally those rated BB or lower) represented 15.8% of the portfolio at period end, while emerging-market debt was 6.4%. In early 2015, we began to reduce the fund's risk profile, and part of this process was lowering the fund's exposure to both of these fixed-income segments while shifting into more defensive sectors and securities. Although that was clearly the right move, the fact that the fund had any exposure at all to these two segments detracted from performance relative to its benchmark, the Barclays U.S. Aggregate Bond Index, which has essentially zero exposure in those areas.

Within emerging markets, we eliminated the fund's stakes in volatile countries such as Brazil,

COUNTRY COMPOSITION AS OF 5/31/16 (%)

United States	69.8
Australia	5.2
Canada	5.1
New Zealand	4.6
Mexico	3.9
Singapore	3.2
Philippines	2.4
Sweden	2.0
Norway	1.7
Other countries	2.1
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       5

Colombia, Peru, and Thailand. However, we maintained a position in the Philippines; the country has been running a current account surplus and, as a result, is not reliant on foreign funds to run government operations. We increased the fund's position in Mexico, which has been making pro-growth structural reforms and opening up its energy market to foreign investment. We still have a positive outlook on emerging-market debt over the long term, but given the challenges for the asset class in the near term, we plan to be selective and limit the fund's allocation to our highest-conviction investment ideas.

What other factors affected fund performance during the period?

The fund's duration positioning detracted from relative performance over the past 12 months. Although shorter-term U.S. Treasury yields rose in response to the Fed's December rate hike, yields on longer-term Treasury securities declined, resulting in a somewhat flatter yield curve.

As part of our efforts to minimize the impact of changing interest rates on fund performance, we maintained a relatively short duration (a measure of interest-rate sensitivity) for the portfolio. As of the end of the reporting period, the fund's duration was 4.2 years, compared with 5.5 years for the fund's benchmark. Although we extended the fund's duration late in the period as recent

QUALITY COMPOSITION AS OF 5/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       6

developments lowered the risk of a rise in global interest rates, the fund's more limited interest-rate sensitivity detracted from performance relative to the benchmark as longer-term Treasury yields fell. The use of derivatives had a positive impact on the fund's performance. Derivatives were used, in part, to manage the fund's duration.

We have a long-standing philosophy not to allow changes in interest rates to be the primary driver of returns for the fund, so while the fund's lack of exposure to longer-term Treasury bonds worked against it for the period, we continue to believe the risks in that segment of the market outweigh the potential rewards.

With the U.S. dollar strengthening during the period, how did the fund's currency exposure affect returns?

The fund's currency positioning produced mixed results during the period. The U.S. dollar has been strengthening versus most major currencies for some time, and we have been hedging the portfolio back into the U.S. dollar to limit the downside on our foreign bond holdings. Although we believe that trend may continue, we don't believe the dollar will produce the same gains in 2016 that it did in 2015. With that in mind, we've begun to add more tactical positions in foreign currencies, including potentially profitable positions in the Canadian dollar.

What risks and opportunities are you most mindful of in the coming months?

Although investors remain wary of the potential for higher U.S. interest rates, we believe that represents a fairly limited risk to the bond markets. The market is now pricing in a chance of one interest-rate increase in 2016, down from expectations of four rate hikes at the beginning of the year.

We believe the bigger concern for the markets is the outlook for global growth. With Great Britain's recent vote to leave the European Union, the ramifications for risk assets could be significant. In such an environment, we believe the fund's biggest advantage is its flexibility, which allows us to respond to changes in the markets as they materialize.

MANAGED BY

Daniel S. Janis III On the fund since 1999 Investing since 1984
Thomas C. Goggins On the fund since 2009 Investing since 1989
Kisoo Park On the fund since 2015 Investing since 1986

The views expressed in this report are exclusively those of Daniel S. Janis III, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-16	as of 5-31-16
Class A	-2.20	2.56	5.54	13.50	71.51	2.13	2.12
Class B	-3.82	2.36	5.38	12.35	68.91	1.52	1.51
Class C	0.13	2.70	5.23	14.24	66.54	1.52	1.51
Class I2	2.14	3.77	6.34	20.34	84.92	2.52	2.51
Class R1[2]	1.33	3.10	5.62	16.48	72.83	1.89	1.89
Class R2[2,3]	1.58	3.41	5.91	18.25	77.52	2.12	2.11
Class R3[2,3]	1.60	3.21	5.70	17.13	74.08	2.02	2.01
Class R4[2,3]	1.83	3.58	6.04	19.21	79.80	2.36	2.26
Class R5[2,3]	2.19	3.81	6.31	20.53	84.38	2.56	2.55
Class R6[2,3]	2.10	3.88	6.43	20.94	86.49	2.63	2.61
Index†	2.99	3.33	4.97	17.81	62.40	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	0.82	1.52	1.52	0.50	1.16	0.91	1.06	0.76	0.46	0.41
Net (%)	0.82	1.52	1.52	0.50	1.16	0.91	1.06	0.66	0.46	0.39

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-06	16,891	16,891	16,240
Class C4	5-31-06	16,654	16,654	16,240
Class I2	5-31-06	18,492	18,492	16,240
Class R1[2]	5-31-06	17,283	17,283	16,240
Class R2[2,3]	5-31-06	17,752	17,752	16,240
Class R3[2,3]	5-31-06	17,408	17,408	16,240
Class R4[2,3]	5-31-06	17,980	17,980	16,240
Class R5[2,3]	5-31-06	18,438	18,438	16,240
Class R6[2,3]	5-31-06	18,649	18,649	16,240

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class R2 shares were first offered on 3-1-12; Class R3, Class R4, and Class R5 shares were first offered on 5-21-09; Class R6 shares were first offered 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,023.80	$4.10	0.81%
Class B	1,000.00	1,020.20	7.63	1.51%
Class C	1,000.00	1,020.20	7.63	1.51%
Class I	1,000.00	1,025.40	2.53	0.50%
Class R1	1,000.00	1,022.00	5.81	1.15%
Class R2	1,000.00	1,023.30	4.60	0.91%
Class R3	1,000.00	1,022.50	5.31	1.05%
Class R4	1,000.00	1,024.60	3.29	0.65%
Class R5	1,000.00	1,025.60	2.33	0.46%
Class R6	1,000.00	1,024.30	1.97	0.39%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,021.00	$4.09	0.81%
Class B	1,000.00	1,017.50	7.62	1.51%
Class C	1,000.00	1,017.50	7.62	1.51%
Class I	1,000.00	1,022.50	2.53	0.50%
Class R1	1,000.00	1,019.30	5.81	1.15%
Class R2	1,000.00	1,020.50	4.60	0.91%
Class R3	1,000.00	1,019.80	5.30	1.05%
Class R4	1,000.00	1,021.80	3.29	0.65%
Class R5	1,000.00	1,022.70	2.33	0.46%
Class R6	1,000.00	1,023.10	1.97	0.39%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
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Fund's investments

As of 5-31-16
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 44.3%				$2,204,830,957
(Cost $2,176,011,315)
Consumer discretionary 6.5%				326,364,121
Auto components 0.1%
The Goodyear Tire & Rubber Company	8.750	08-15-20	2,495,000	2,975,288
Automobiles 0.6%
Ford Motor Company	4.750	01-15-43	8,800,000	8,981,183
Ford Motor Company	6.625	10-01-28	9,828,000	12,109,275
General Motors Financial Company, Inc.	4.375	09-25-21	7,655,000	8,021,399
Hotels, restaurants and leisure 0.4%
New Red Finance, Inc. (S)	4.625	01-15-22	15,255,000	15,579,169
Starbucks Corp.	0.875	12-05-16	3,384,000	3,386,826
Internet and catalog retail 0.7%
Amazon.com, Inc.	1.200	11-29-17	4,025,000	4,027,661
QVC, Inc.	4.450	02-15-25	14,910,000	14,560,644
QVC, Inc.	5.450	08-15-34	12,815,000	11,416,281
QVC, Inc.	5.950	03-15-43	8,760,000	7,779,222
Media 2.5%
21st Century Fox America, Inc.	6.200	12-15-34	5,645,000	6,817,111
CBS Corp.	3.500	01-15-25	21,120,000	21,629,182
CCO Holdings LLC	5.750	01-15-24	18,485,000	19,155,081
Lamar Media Corp.	5.000	05-01-23	14,715,000	15,266,813
LIN Television Corp.	5.875	11-15-22	4,760,000	4,813,550
Outfront Media Capital LLC	5.625	02-15-24	9,685,000	10,023,975
Scripps Networks Interactive, Inc.	3.950	06-15-25	7,150,000	7,343,851
Sirius XM Radio, Inc. (S)	5.250	08-15-22	3,175,000	3,341,688
Sirius XM Radio, Inc. (S)	5.875	10-01-20	8,905,000	9,205,544
The Walt Disney Company	1.350	08-16-16	7,490,000	7,502,920
Time Warner, Inc.	3.875	01-15-26	16,490,000	17,359,171
Virgin Media Secured Finance PLC	5.250	01-15-21	2,210,000	2,359,175
Multiline retail 0.2%
Macy's Retail Holdings, Inc.	7.875	08-15-36	8,740,000	8,849,503
Specialty retail 1.8%
AutoZone, Inc.	1.300	01-13-17	8,495,000	8,506,638
L Brands, Inc.	5.625	10-15-23	17,785,000	19,096,644
L Brands, Inc.	6.875	11-01-35	13,340,000	14,073,700
L Brands, Inc.	6.950	03-01-33	8,800,000	8,866,000
Lowe's Companies, Inc. (P)	1.232	09-14-18	5,520,000	5,570,707
Lowe's Companies, Inc.	3.375	09-15-25	4,835,000	5,129,553
The Home Depot, Inc.	2.700	04-01-23	10,268,000	10,550,801
The Home Depot, Inc.	3.000	04-01-26	14,995,000	15,510,558
The Home Depot, Inc.	3.350	09-15-25	4,835,000	5,159,008

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       12

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods 0.2%
PVH Corp.	4.500	12-15-22		11,200,000	$11,396,000
Consumer staples 5.0%					247,238,142
Beverages 1.9%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26		16,735,000	17,390,928
Constellation Brands, Inc.	3.750	05-01-21		15,420,000	15,959,700
Constellation Brands, Inc.	4.250	05-01-23		16,185,000	16,670,550
The Coca-Cola Company	0.875	10-27-17		3,705,000	3,699,843
The Coca-Cola Company	1.150	04-01-18		31,620,000	31,681,438
The Coca-Cola Company	1.800	09-01-16		9,423,000	9,450,374
Food and staples retailing 1.1%
CVS Health Corp.	1.900	07-20-18		12,750,000	12,869,659
CVS Health Corp.	3.875	07-20-25		21,995,000	23,639,808
Walgreens Boots Alliance, Inc.	3.800	11-18-24		18,340,000	19,016,453
Food products 1.5%
Kraft Heinz Foods Company (S)	1.600	06-30-17		2,087,000	2,094,709
Kraft Heinz Foods Company (S)	3.950	07-15-25		22,140,000	23,580,495
Kraft Heinz Foods Company (S)	4.875	02-15-25		14,297,000	15,600,715
Kraft Heinz Foods Company	6.125	08-23-18		13,755,000	15,081,491
Post Holdings, Inc. (S)	6.750	12-01-21		18,185,000	19,185,175
Tobacco 0.5%
Philip Morris International, Inc.	3.375	08-11-25		7,920,000	8,403,437
Philip Morris International, Inc.	5.650	05-16-18		11,895,000	12,913,367
Energy 0.8%					40,639,861
Oil, gas and consumable fuels 0.8%
Exxon Mobil Corp.	1.305	03-06-18		11,600,000	11,638,744
Exxon Mobil Corp.	2.709	03-06-25		12,745,000	12,878,211
Petroleos Mexicanos	6.000	03-05-20		6,685,000	7,095,325
Petroleos Mexicanos (S)	7.650	11-24-21	MXN	173,558,500	9,027,581
Financials 10.3%					510,535,314
Banks 7.8%
Asian Development Bank	3.250	07-20-17	NZD	11,375,000	7,752,009
Asian Development Bank	4.625	03-06-19	NZD	8,135,000	5,779,547
Asian Development Bank	5.000	03-09-22	AUD	9,245,000	7,552,801
Banco Nacional de Comercio Exterior SNC (S)	4.375	10-14-25		8,130,000	8,377,965
Bank of America Corp. (P)	1.285	12-01-26		4,405,000	3,756,183
Bank of Montreal	1.400	09-11-17		5,655,000	5,663,245
BankUnited, Inc.	4.875	11-17-25		15,690,000	15,796,566
Branch Banking & Trust Company	1.450	10-03-16		4,010,000	4,016,304
Citigroup, Inc.	6.250	06-29-17	NZD	9,880,000	6,883,722

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       13

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Citigroup, Inc. (5.900% to 2-15-23, then 3 month LIBOR + 4.230%) (Q)	5.900	02-15-23		8,350,000	$8,360,438
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23		20,615,000	18,862,725
First Niagara Financial Group, Inc.	7.250	12-15-21		2,950,000	3,426,089
First Tennessee Bank NA	2.950	12-01-19		11,755,000	11,719,065
Inter-American Development Bank	6.500	08-20-19	AUD	12,860,000	10,519,935
International Bank for Reconstruction & Development	2.125	05-29-17	NOK	17,190,000	2,078,746
International Bank for Reconstruction & Development	2.375	03-02-17	NOK	34,490,000	4,162,712
International Bank for Reconstruction & Development	2.800	01-13-21	AUD	8,860,000	6,514,630
International Bank for Reconstruction & Development	3.500	01-22-21	NZD	16,100,000	11,121,736
International Bank for Reconstruction & Development	3.625	06-22-20	NOK	41,910,000	5,494,831
International Bank for Reconstruction & Development	4.500	08-16-16	NZD	9,400,000	6,384,298
International Bank for Reconstruction & Development	4.625	02-26-19	NZD	16,295,000	11,574,804
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	19,415,000	14,158,527
International Finance Corp.	3.250	07-22-19	AUD	21,850,000	16,282,862
International Finance Corp.	3.625	05-20-20	NZD	19,125,000	13,301,390
International Finance Corp.	3.875	02-26-18	NZD	10,482,000	7,242,000
KFW	3.750	05-29-20	NZD	11,260,000	7,863,444
KFW	6.000	08-20-20	AUD	29,510,000	24,424,210
Landwirtschaftliche Rentenbank	6.500	04-12-17	AUD	13,570,000	10,174,715
National Australia Bank, Ltd.	1.875	07-23-18		4,975,000	4,996,716
National Australia Bank, Ltd.	6.000	02-15-17	AUD	15,250,000	11,305,689
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10-15-19, then 5 year U.S. Swap Rate + 2.203%) (S)	4.000	10-15-24		7,100,000	7,371,050
Regions Financial Corp.	7.375	12-10-37		5,970,000	7,597,213
Royal Bank of Canada	1.000	04-27-17		11,125,000	11,121,017
Royal Bank of Canada	1.200	01-23-17		20,794,000	20,824,775
Synovus Financial Corp.	5.125	06-15-17		10,025,000	10,225,500
Synovus Financial Corp.	7.875	02-15-19		4,861,000	5,395,710
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%)	5.750	12-15-25		6,000,000	6,180,000
The Bank of Nova Scotia (P)	1.148	07-15-16		4,560,000	4,563,023
The Bank of Nova Scotia	1.250	04-11-17		6,325,000	6,333,532
U.S. Bancorp (5.125% to 1-15-21, then 3 month LIBOR + 3.486%) (Q)	5.125	01-15-21		7,000,000	7,192,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       14

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Westpac Banking Corp.	2.000	08-14-17		6,400,000	$6,454,381
Westpac Banking Corp.	5.000	10-21-19	GBP	4,280,000	6,895,356
Westpac Banking Corp.	7.250	02-11-20	AUD	5,000,000	4,173,607
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23		7,675,000	7,329,625
Capital markets 0.3%
Temasek Financial I, Ltd.	3.265	02-19-20	SGD	12,250,000	9,325,558
The Goldman Sachs Group, Inc. (P)	1.434	12-15-17		7,000,000	7,000,490
Consumer finance 0.1%
Discover Financial Services	5.200	04-27-22		3,100,000	3,350,793
Insurance 1.2%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-68		12,365,000	15,332,600
Chubb INA Holdings, Inc.	3.350	05-03-26		17,665,000	18,523,660
MetLife, Inc.	6.400	12-15-66		7,690,000	8,257,214
Metropolitan Life Global Funding I (P)(S)	1.009	04-10-17		5,000,000	5,008,805
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42		9,825,000	10,647,844
Real estate investment trusts 0.6%
American Tower Corp.	4.700	03-15-22		3,640,000	3,948,286
Crown Castle Towers LLC (S)	4.883	08-15-40		5,718,000	6,162,002
Hongkong Land Treasury Services Pte, Ltd.	3.860	12-29-17	SGD	4,000,000	3,000,537
Host Hotels & Resorts LP	4.750	03-01-23		8,050,000	8,465,718
Host Hotels & Resorts LP	5.250	03-15-22		8,550,000	9,219,935
Real estate management and development 0.2%
CapitaMalls Asia Treasury, Ltd.	3.950	08-24-17	SGD	14,250,000	10,613,979
Thrifts and mortgage finance 0.1%
Radian Group, Inc.	5.250	06-15-20		4,385,000	4,472,700
Health care 10.3%					514,472,088
Biotechnology 0.8%
AbbVie, Inc.	1.800	05-14-18		13,622,000	13,646,424
AbbVie, Inc.	3.600	05-14-25		16,675,000	17,086,439
Amgen, Inc.	2.125	05-15-17		4,424,000	4,463,201
Gilead Sciences, Inc.	3.050	12-01-16		5,353,000	5,409,988
Health care equipment and supplies 0.5%
Abbott Laboratories	2.950	03-15-25		23,425,000	23,380,610
Health care providers and services 6.0%
Anthem, Inc.	3.500	08-15-24		10,210,000	10,411,750
Ascension Health	3.945	11-15-46		18,160,000	18,659,600

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Cardinal Health, Inc.	3.750	09-15-25	11,595,000	$12,409,143
DaVita HealthCare Partners, Inc.	5.125	07-15-24	26,765,000	27,126,328
Express Scripts Holding Company	1.250	06-02-17	5,293,000	5,284,351
Express Scripts Holding Company	3.500	06-15-24	16,911,000	17,106,508
HCA, Inc.	3.750	03-15-19	10,195,000	10,500,850
HCA, Inc.	5.000	03-15-24	15,718,000	16,130,598
HCA, Inc.	5.250	04-15-25	9,040,000	9,311,200
HCA, Inc.	5.375	02-01-25	8,665,000	8,794,975
HCA, Inc.	7.500	02-15-22	13,650,000	15,475,688
HCA, Inc.	8.000	10-01-18	7,400,000	8,288,000
Humana, Inc.	3.850	10-01-24	8,519,000	8,853,669
Montefiore Medical Center	2.895	04-20-32	9,645,000	9,561,822
Quest Diagnostics, Inc.	4.250	04-01-24	11,395,000	12,212,318
Tenet Healthcare Corp.	4.375	10-01-21	15,988,000	15,948,030
Tenet Healthcare Corp.	6.000	10-01-20	10,080,000	10,609,200
Texas Children's Hospital	3.368	10-01-29	7,695,000	8,115,716
UnitedHealth Group, Inc.	1.400	10-15-17	14,095,000	14,121,174
UnitedHealth Group, Inc.	1.450	07-17-17	3,120,000	3,133,385
UnitedHealth Group, Inc.	1.900	07-16-18	15,770,000	15,966,053
UnitedHealth Group, Inc.	3.750	07-15-25	23,020,000	24,787,084
UnitedHealth Group, Inc.	6.000	02-15-18	6,250,000	6,737,488
WellCare Health Plans, Inc.	5.750	11-15-20	9,049,000	9,377,026
Pharmaceuticals 3.0%
Actavis Funding SCS	3.450	03-15-22	13,880,000	14,092,767
Actavis Funding SCS	3.800	03-15-25	4,385,000	4,445,377
AstraZeneca PLC	1.750	11-16-18	11,150,000	11,246,303
Eli Lilly & Company	2.750	06-01-25	12,415,000	12,824,906
Forest Laboratories LLC (S)	4.875	02-15-21	12,150,000	13,197,111
Forest Laboratories LLC (S)	5.000	12-15-21	11,360,000	12,460,795
GlaxoSmithKline Capital PLC	1.500	05-08-17	4,990,000	5,015,993
Grifols Worldwide Operations, Ltd.	5.250	04-01-22	11,775,000	12,039,938
Merck & Company, Inc. (P)	0.986	05-18-18	11,280,000	11,318,532
Merck & Company, Inc.	1.300	05-18-18	5,632,000	5,661,799
Merck & Company, Inc.	2.750	02-10-25	24,157,000	24,637,893
Pfizer, Inc.	1.500	06-15-18	10,731,000	10,833,803
Pfizer, Inc.	6.050	03-30-17	13,230,000	13,788,253
Industrials 2.8%				139,060,233
Aerospace and defense 1.1%
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	24,185,000	25,454,713
Lockheed Martin Corp.	2.900	03-01-25	22,246,000	22,522,963
Lockheed Martin Corp.	3.100	01-15-23	5,955,000	6,181,225

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       16

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Air freight and logistics 0.5%
FedEx Corp.	4.550	04-01-46		9,450,000	$9,729,786
XPO Logistics, Inc. (S)	6.500	06-15-22		16,850,000	16,176,000
Construction and engineering 0.4%
AECOM	5.750	10-15-22		17,548,000	18,118,310
Industrial conglomerates 0.7%
3M Company	3.000	08-07-25		8,815,000	9,365,065
General Electric Company	4.250	01-17-18	NZD	5,330,000	3,660,823
General Electric Company	6.250	09-29-20	GBP	1,570,000	2,702,252
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21		19,122,000	20,001,612
Road and rail 0.1%
Union Pacific Corp.	3.250	08-15-25		4,825,000	5,147,484
Information technology 3.8%					188,894,740
Electronic equipment, instruments and components 0.7%
Zebra Technologies Corp.	7.250	10-15-22		30,490,000	32,509,963
IT services 0.7%
IBM Corp. (P)	0.824	02-06-18		7,620,000	7,615,436
IBM Corp.	1.950	07-22-16		6,170,000	6,182,284
IBM Corp.	1.950	02-12-19		9,364,000	9,530,192
IBM Corp.	2.625	08-05-22	GBP	3,900,000	5,862,904
IBM Corp.	2.750	12-21-20	GBP	4,025,000	6,163,038
Semiconductors and semiconductor equipment 0.8%
Intel Corp.	1.350	12-15-17		9,036,000	9,060,741
Intel Corp.	3.700	07-29-25		12,915,000	14,106,757
Micron Technology, Inc.	5.875	02-15-22		17,027,000	15,494,570
Software 0.7%
Activision Blizzard, Inc. (S)	5.625	09-15-21		5,290,000	5,554,500
Microsoft Corp.	3.125	11-03-25		19,590,000	20,586,112
Oracle Corp.	1.200	10-15-17		10,745,000	10,775,795
Technology hardware, storage and peripherals 0.9%
Apple, Inc. (P)	0.704	05-05-17		5,620,000	5,622,507
Apple, Inc.	1.050	05-05-17		5,870,000	5,883,865
Apple, Inc.	3.200	05-13-25		32,605,000	33,946,076
Materials 2.5%					124,574,054
Construction materials 0.6%
Cemex Finance LLC (S)	9.375	10-12-22		13,115,000	14,295,350
Cemex SAB de CV (S)	6.125	05-05-25		14,450,000	14,052,625
Containers and packaging 1.8%
Ball Corp.	4.000	11-15-23		18,070,000	17,686,013
Ball Corp.	5.250	07-01-25		13,920,000	14,494,200

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       17

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Containers and packaging (continued)
Crown Americas LLC	4.500	01-15-23		13,700,000	$13,802,750
Crown Cork & Seal Company, Inc.	7.375	12-15-26		6,138,000	6,751,800
Sealed Air Corp. (S)	4.875	12-01-22		9,085,000	9,289,413
Sealed Air Corp. (S)	5.125	12-01-24		9,275,000	9,530,063
Sealed Air Corp. (S)	6.500	12-01-20		14,835,000	16,911,900
Metals and mining 0.1%
Rio Tinto Finance USA, Ltd.	7.125	07-15-28		3,985,000	4,914,087
Rio Tinto Finance USA, Ltd.	9.000	05-01-19		2,400,000	2,845,853
Telecommunication services 1.2%					59,205,522
Diversified telecommunication services 1.0%
SingTel Group Treasury Pte, Ltd.	4.500	09-08-21		4,255,000	4,716,374
T-Mobile USA, Inc.	6.125	01-15-22		11,720,000	12,364,600
T-Mobile USA, Inc.	6.250	04-01-21		4,814,000	5,042,665
T-Mobile USA, Inc.	6.625	04-01-23		3,000,000	3,180,000
T-Mobile USA, Inc.	6.731	04-28-22		6,630,000	6,953,213
T-Mobile USA, Inc.	6.836	04-28-23		3,090,000	3,271,538
Verizon Communications, Inc.	4.272	01-15-36		12,047,000	11,958,455
Wireless telecommunication services 0.2%
America Movil SAB de CV	7.125	12-09-24	MXN	133,000,000	6,925,721
SBA Tower Trust (S)	5.101	04-15-42		4,770,000	4,792,956
Utilities 1.1%					53,846,882
Electric utilities 0.6%
E.ON International Finance BV	6.000	10-30-19	GBP	2,100,000	3,432,426
FirstEnergy Transmission LLC (S)	4.350	01-15-25		25,615,000	26,790,780
Gas utilities 0.0%
Southern Gas Networks PLC	4.875	12-21-20	GBP	600,000	985,835
Multi-utilities 0.3%
NiSource Finance Corp.	5.650	02-01-45		10,030,000	12,178,296
Water utilities 0.2%
American Water Capital Corp.	3.400	03-01-25		9,904,000	10,459,545
Convertible bonds 1.5%					$73,750,944
(Cost $72,550,799)
Financials 0.5%					23,361,250
Insurance 0.3%
Fidelity National Financial, Inc.	4.250	08-15-18		7,555,000	14,647,256
Thrifts and mortgage finance 0.2%
MGIC Investment Corp.	2.000	04-01-20		7,315,000	8,713,994
Health care 0.3%					16,817,600
Health care providers and services 0.3%
Anthem, Inc.	2.750	10-15-42		9,140,000	16,817,600

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       18

	Rate (%)	Maturity date	Par value^		Value
Industrials 0.3%					$15,315,194
Trading companies and distributors 0.3%
Air Lease Corp.	3.875	12-01-18		11,815,000	15,315,194
Information technology 0.4%					18,256,900
Semiconductors and semiconductor equipment 0.4%
Intel Corp.	3.250	08-01-39		11,555,000	18,256,900
Foreign government obligations 23.9%					$1,190,526,489
(Cost $1,251,222,853)
Australia 4.3%					216,061,611
New South Wales Treasury Corp.	6.000	05-01-20	AUD	56,425,000	47,154,460
New South Wales Treasury Corp.	6.000	03-01-22	AUD	24,470,000	21,447,974
Queensland Treasury Corp. (S)	4.000	06-21-19	AUD	59,325,000	45,535,450
Queensland Treasury Corp.	5.500	06-21-21	AUD	41,095,000	34,514,354
Queensland Treasury Corp.	6.000	07-21-22	AUD	40,440,000	35,467,058
Queensland Treasury Corp.	6.250	02-21-20	AUD	38,340,000	31,942,315
Canada 3.6%					178,822,605
Canada Housing Trust No. 1 (S)	2.750	06-15-16	CAD	48,270,000	36,837,002
Canada Housing Trust No. 1 (S)	3.350	12-15-20	CAD	12,430,000	10,397,560
Export Development Canada	3.500	02-20-18	NZD	13,405,000	9,199,259
Export Development Canada	4.875	01-24-19	NZD	13,715,000	9,776,361
Government of Canada	1.250	03-01-18	CAD	42,740,000	32,956,423
Government of Canada	1.500	02-01-17	CAD	103,805,000	79,656,000
Finland 0.1%					5,106,400
Nordic Investment Bank	1.375	07-15-20	NOK	42,390,000	5,106,400
Mexico 3.0%					151,391,509
Government of Mexico	4.600	01-23-46		29,060,000	28,151,875
Government of Mexico	4.750	06-14-18	MXN	161,760,000	8,748,796
Government of Mexico	6.500	06-10-21	MXN	334,600,000	18,834,608
Government of Mexico	7.750	05-29-31	MXN	273,582,000	16,382,191
Government of Mexico	8.000	12-07-23	MXN	310,720,000	18,902,544
Government of Mexico	8.500	12-13-18	MXN	199,239,000	11,688,580
Government of Mexico	10.000	12-05-24	MXN	709,513,000	48,682,915
New Zealand 4.6%					229,305,672
Dominion of New Zealand	3.000	04-15-20	NZD	44,655,000	31,165,394
Dominion of New Zealand	5.000	03-15-19	NZD	83,010,000	60,526,255
Dominion of New Zealand	6.000	12-15-17	NZD	83,350,000	59,694,997
Dominion of New Zealand	6.000	05-15-21	NZD	69,025,000	55,065,630
New Zealand Local Government Funding Agency	5.000	03-15-19	NZD	15,900,000	11,433,722
New Zealand Local Government Funding Agency	6.000	12-15-17	NZD	16,049,000	11,419,674

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value
Norway 1.7%					$84,570,917
Government of Norway (S)	3.750	05-25-21	NOK	183,055,000	24,920,522
Government of Norway (S)	4.250	05-19-17	NOK	174,630,000	21,595,975
Government of Norway (S)	4.500	05-22-19	NOK	285,721,000	38,054,420
Philippines 2.0%					98,794,587
Republic of Philippines	3.375	08-20-20	PHP	580,000,000	12,652,384
Republic of Philippines	4.625	09-09-40	PHP	154,757,000	3,307,594
Republic of Philippines	4.950	01-15-21	PHP	608,000,000	13,425,014
Republic of Philippines	5.875	12-16-20	PHP	609,320,800	14,459,424
Republic of Philippines	6.250	01-14-36	PHP	252,000,000	5,982,550
Republic of Philippines	6.500	04-28-21	PHP	678,000,000	16,629,391
Republic of Philippines	8.000	07-19-31	PHP	780,175,000	24,276,030
Republic of Philippines	8.125	12-16-35	PHP	254,043,000	8,062,200
Singapore 2.5%					122,157,988
Republic of Singapore	2.375	04-01-17	SGD	59,355,000	43,650,040
Republic of Singapore	2.500	06-01-19	SGD	38,940,000	29,301,650
Republic of Singapore	3.250	09-01-20	SGD	63,315,000	49,206,298
South Korea 0.1%					4,962,153
Korea Treasury Bond Coupon Strips	3.286	09-10-18	KRW	1,205,430,000	977,323
Korea Treasury Bond Coupon Strips	3.287	03-10-18	KRW	1,205,430,000	984,973
Korea Treasury Bond Coupon Strips	3.296	03-10-17	KRW	1,205,430,000	999,993
Korea Treasury Bond Coupon Strips	3.297	09-10-17	KRW	1,205,430,000	992,446
Korea Treasury Bond Coupon Strips	3.309	09-10-16	KRW	1,205,430,000	1,007,418
Sweden 2.0%					99,353,047
Kingdom of Sweden	1.500	11-13-23	SEK	289,590,000	37,684,698
Kingdom of Sweden	3.500	06-01-22	SEK	227,615,000	32,821,273
Kingdom of Sweden	5.000	12-01-20	SEK	110,350,000	16,325,148
Kommuninvest I Sverige AB	2.500	12-01-20	SEK	96,400,000	12,521,928
Capital preferred securities 1.2%					$59,532,199
(Cost $57,353,784)
Financials 1.2%					59,532,199
Banks 1.2%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	06-29-16	15,810,000		11,867,381
USB Capital IX (P)(Q)	3.500	07-14-16	23,563,000		19,090,743
Wachovia Capital Trust III (P)(Q)	5.570	07-14-16	28,790,000		28,574,075
Municipal bonds 7.3%					$361,022,583
(Cost $352,244,150)
Amherst College (Massachusetts)	4.100	11-01-45		7,550,000	8,214,981
City & County of Honolulu (Hawaii)	5.318	12-01-26		6,255,000	7,624,595
City & County of Honolulu (Hawaii)	5.418	12-01-27		6,595,000	8,165,335
City of Houston (Texas)	6.290	03-01-32		16,095,000	20,050,990
Cobb-Marietta Coliseum & Exhibit Hall Authority (Georgia)	4.500	01-01-47		4,770,000	5,002,728

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       20

	Rate (%)	Maturity date	Par value^	Value
Banks (continued)
Cornell University (New York)	5.450	02-01-19	4,950,000	$5,464,330
Denver City & County School District No 1 (Colorado)	3.098	12-15-24	11,415,000	12,041,798
Duke University (North Carolina)	4.077	10-01-48	6,170,000	6,519,154
Energy Northwest (Washington)	2.814	07-01-24	11,960,000	12,397,736
Florida State Board of Administration Finance Corp.	2.638	07-01-21	22,450,000	22,958,942
Health & Educational Facilities Authority of the State of Missouri	3.471	01-15-36	12,605,000	12,969,537
Kansas Development Finance Authority	3.491	04-15-23	6,445,000	6,743,790
Kansas Development Finance Authority	3.641	04-15-24	7,155,000	7,453,864
Massachusetts Institute of Technology	3.308	07-01-26	11,705,000	12,631,029
Massachusetts Institute of Technology	3.959	07-01-38	11,221,000	12,291,091
Port of Morrow (Oregon)	3.097	09-01-23	13,470,000	14,204,250
President and Fellows of Harvard College (Massachusetts)	4.875	10-15-40	6,075,000	7,562,792
Princeton University (New Jersey)	5.700	03-01-39	9,270,000	12,611,613
Stanford University (California)	3.460	05-01-47	12,965,000	12,971,262
State of Connecticut	5.090	10-01-30	5,425,000	6,301,734
State of Georgia	4.250	02-01-30	5,615,000	6,084,470
State of Georgia	4.503	11-01-25	9,765,000	11,116,867
State of Maryland	4.400	03-01-23	4,910,000	5,670,805
State of Mississippi	5.539	10-01-29	7,750,000	9,744,230
State of Oregon	5.742	08-01-24	6,275,000	7,603,229
State of Texas	2.831	10-01-25	1,305,000	1,339,909
State of Texas	3.011	10-01-26	1,760,000	1,801,096
State of Texas	3.311	10-01-28	3,650,000	3,724,533
State of Utah	4.554	07-01-24	8,305,000	9,528,825
State of Washington	1.430	08-01-19	6,370,000	6,408,411
Texas Transportation Commission State Highway Fund	5.028	04-01-26	10,600,000	12,758,372
The Board of Trustees of The Leland Stanford Junior University (California)	4.750	05-01-19	13,665,000	14,986,733
University of North Carolina at Chapel Hill	2.679	12-01-27	13,655,000	13,493,461
University of North Carolina at Chapel Hill	3.847	12-01-34	3,450,000	3,763,605
University of Texas	3.780	07-01-45	10,570,000	11,312,860
University of Texas	3.852	08-15-46	8,080,000	8,776,981
University of Texas	5.094	08-15-30	4,245,000	5,217,996
Virginia Housing Development Authority	3.250	06-25-42	6,300,015	6,285,777
Washington Biomedical Research Facilities 3	6.416	07-01-30	5,465,000	7,222,872
Collateralized mortgage obligations 6.9%				$340,777,836
(Cost $342,962,142)
Commercial and residential 5.5%				271,850,912
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (P)	3.047	04-25-35	2,879,611	2,821,641

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29	2,040,000	$2,004,240
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.596	04-14-33	5,220,000	4,430,300
Banc of America Commercial Mortgage Trust
Series 2006-4, Class AM	5.675	07-10-46	5,850,000	5,852,063
Series 2006-5, Class AM	5.448	09-10-47	5,104,000	5,141,363
BBCMS Mortgage Trust Series 2015-STP, Class A (S)	3.323	09-10-28	9,190,000	9,475,578
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 12A3 (P)	2.985	01-25-35	3,747,767	3,409,825
Series 2005-2, Class A1 (P)	3.090	03-25-35	2,069,643	2,064,427
Series 2005-5, Class A2 (P)	2.460	08-25-35	3,468,363	3,454,487
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	1.146	01-25-35	1,540,101	1,486,348
Series 2004-7, Class 1A1 (P)	3.007	08-25-34	3,276,239	3,301,804
Series 2004-8, Class 1A (P)	1.146	09-25-34	1,423,088	1,392,363
Series 2004-8, Class 2A (P)	1.126	09-25-34	5,624,798	5,294,619
Series 2005-7, Class 11A1 (P)	0.986	08-25-35	2,601,947	2,454,894
BWAY Mortgage Trust Series 2013-1515, Class F (P) (S)	3.927	03-10-33	4,767,000	4,261,350
Chase Mortgage Finance Trust Series 2007-A1, Class 2A1 (P)	2.783	02-25-37	1,473,272	1,467,366
Commercial Mortgage Trust (Bank of America Merrill Lynch/ Deutsche Bank) Series 2013-WWP, Class D (S)	3.898	03-10-31	8,550,000	8,424,402
Commercial Mortgage Trust (Deutsche Bank) Series 2007-C9, Class A4 (P)	5.813	12-10-49	3,243,874	3,355,994
Credit Suisse Commercial Mortgage Trust Series 2015-GLPB, Class A (S)	3.639	11-15-34	13,715,000	14,569,738
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO	1.874	09-19-44	19,508,208	1,153,403
Series 2005-AR2, Class X2 IO	2.515	03-19-45	36,463,640	2,967,108
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-19	6,035,000	5,899,408
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM (P)	5.921	07-10-38	4,012,000	4,007,351
GS Mortgage Securities Corp. Trust Series 2016-ICE2, Class A (P) (S)	2.365	02-15-33	17,580,000	17,621,378
GSR Mortgage Loan Trust Series 2005-AR6, Class 4A5 (P)	2.807	09-25-35	5,991,752	5,966,279
HarborView Mortgage Loan Trust
Series 2005-2, Class IX IO	2.069	05-19-35	13,716,156	928,117
Series 2005-9, Class 2A1C (P)	0.889	06-20-35	5,351,789	4,743,990
Series 2007-3, Class ES IO (S)	0.350	05-19-47	30,261,308	470,745

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       22

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2007-4, Class ES IO	0.350	07-19-47	31,913,169	$464,528
Series 2007-6, Class ES IO (S)	0.344	08-19-37	24,480,895	312,278
Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	4.186	11-05-30	4,053,013	4,039,138
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	8,045,000	8,077,249
Hudsons Bay Simon JV Trust Series 2015-HB10, Class A10 (S)	4.155	08-05-34	13,910,000	14,665,488
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.033	10-25-36	39,155,985	3,309,350
Series 2005-AR18, Class 2X IO	1.761	10-25-36	40,244,307	2,102,214
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP7, Class AM (P)	5.981	04-15-45	875,000	873,453
Series 2014-INN, Class F (P) (S)	4.434	06-15-29	4,660,000	4,420,534
Series 2015-SGP, Class A (P) (S)	2.135	07-15-36	8,290,000	8,298,034
Series 2015-UES, Class A (S)	2.933	09-05-32	8,200,000	8,360,999
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1 (P)	2.789	07-25-35	3,382,229	3,349,635
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AM	5.413	09-15-39	8,770,000	8,823,271
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (P)	2.459	12-25-34	1,360,224	1,357,910
Series 2005-2, Class 1A (P)	1.904	10-25-35	5,305,875	5,121,345
Series 2005-A2, Class A2 (P)	2.644	02-25-35	2,281,059	2,274,077
Series 2006-3, Class 2A1 (P)	2.579	10-25-36	1,668,019	1,626,497
Series 2007-1, Class 2A1 (P)	2.804	01-25-37	10,409,479	10,161,265
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 (P)	5.414	07-12-46	1,315,799	1,317,860
Morgan Stanley Capital I Trust Series 2007-IQ13, Class A4	5.364	03-15-44	8,292,270	8,461,914
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (P)	2.680	10-25-34	1,934,604	1,893,178
Series 2004-9, Class 1A (P)	5.566	11-25-34	2,110,475	2,163,792
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (P)	0.756	11-25-35	2,360,282	2,197,963
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D (P) (S)	4.388	01-05-35	6,695,000	5,121,386
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10, Class 2A (P)	2.602	08-25-34	7,416,050	7,397,728
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (P)	2.831	12-25-33	2,175,846	2,133,377
WaMu Mortgage Pass Through Certificates
Series 2003-AR11, Class A6 (P)	2.527	10-25-33	9,294,954	9,344,822
Series 2004-AR14, Class A1 (P)	2.591	01-25-35	3,875,283	3,867,292
Series 2005-AR19, Class A1A2 (P)	0.736	12-25-45	3,510,553	3,046,366

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2005-AR6, Class 2A1A (P)	0.676	04-25-45	3,482,771	$3,246,211
Series 2005-AR8, Class 2AB2 (P)	0.866	07-25-45	3,762,271	3,314,085
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (P)	2.852	12-25-34	2,302,092	2,287,092
U.S. Government Agency 1.4%				68,926,924
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.296	10-25-27	6,280,000	6,266,310
Series 2015-HQ1, Class M1 (P)	1.496	03-25-25	3,201,424	3,201,209
Series 2016-DNA1, Class M1 (P)	1.889	07-25-28	5,447,684	5,471,133
Series 2016-DNA2, Class M1 (P)	1.696	10-25-28	14,631,230	14,665,008
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	9,358,726	923,176
Series 2013-46, Class MI IO	3.500	05-25-43	41,532,634	4,932,196
Series 2014-C02, Class 1M1 (P)	1.396	05-25-24	3,935,502	3,905,269
Series 2014-C03, Class 2M1 (P)	1.646	07-25-24	6,345,605	6,345,859
Series 2015-C04, Class 1M1 (P)	2.046	04-25-28	6,301,138	6,317,914
Series 2015-C04, Class 2M1 (P)	2.146	04-25-28	4,355,326	4,366,944
Series 2016-C03, Class 1M1 (P)	2.446	10-25-28	6,774,984	6,825,054
Series 402, Class 3 IO	4.000	11-25-39	2,191,385	348,374
Series 402, Class 4 IO	4.000	10-25-39	3,360,370	533,409
Series 402, Class 7 IO	4.500	11-25-39	4,194,336	702,128
Series 406, Class 3 IO	4.000	01-25-41	5,269,341	870,464
Series 407, Class 4 IO	4.500	03-25-41	7,813,681	1,404,721
Series 407, Class 7 IO	5.000	03-25-41	6,549,943	1,215,889
Series 407, Class 8 IO	5.000	03-25-41	3,357,569	631,867
Asset backed securities 5.7%				$283,297,873
(Cost $284,073,837)
American Express Credit Account Master Trust
Series 2014-3, Class A	1.490	04-15-20	11,150,000	11,205,931
Series 2014-4, Class A	1.430	06-15-20	8,928,000	8,965,818
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	25,573,000	25,742,150
Capital One Multi-Asset Execution Trust
Series 2013-A3, Class A3	0.960	09-16-19	3,435,000	3,437,335
Series 2014-A2, Class A2	1.260	01-15-20	5,815,000	5,825,689
Series 2014-A5, Class A	1.480	07-15-20	4,537,000	4,559,143
CarMax Auto Owner Trust Series 2014-3, Class A3	1.160	06-17-19	5,725,776	5,729,584
Chase Issuance Trust
Series 2014-A7, Class A	1.380	11-15-19	11,395,000	11,430,121
Series 2015-A7, Class A7	1.620	07-15-20	10,785,000	10,869,955
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	5,135,000	5,433,298
Series 2014-A4, Class A4	1.230	04-24-19	12,918,000	12,945,400

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       24

	Rate (%)	Maturity date	Par value^	Value
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	12,992,775	$12,963,754
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	22,297,750	22,694,650
Discover Card Execution Note Trust
Series 2007-A1, Class A1	5.650	03-16-20	6,353,000	6,719,883
Series 2014-A3, Class A3	1.220	10-15-19	15,715,000	15,741,925
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2II (S)	4.474	10-25-45	16,432,425	16,329,722
EquiFirst Mortgage Loan Trust Series 2015-1, Class M2 (P)	1.121	04-25-35	8,903,222	8,669,524
Ford Credit Auto Owner Trust Series 2015-A, Class A4	1.640	06-15-20	7,012,000	7,038,545
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (P)	0.816	10-25-35	14,351,714	13,344,580
Home Equity Asset Trust Series 2003-1, Class M1 (P)	1.946	06-25-33	1,563,531	1,506,995
Honda Auto Receivables Owner Trust
Series 2014-1, Class A3	0.670	11-21-17	692,903	692,419
Series 2016-1, Class A3	1.220	12-18-19	5,000,000	5,003,950
Merrill Lynch Mortgage Investors Trust Series 2006-FF1M (P)	0.551	08-25-36	7,010,899	6,986,960
Nissan Auto Receivables Owner Trust Series 2015-A, Class A3	1.050	10-15-19	2,835,000	2,832,849
RASC Series Trust Series 2005-EMX3, Class M3 (P)	0.906	09-25-35	8,500,000	8,200,105
Sonic Capital LLC Series 2016-1A, Class A2 (S)	4.472	05-20-46	6,150,000	6,150,000
Taco Bell Funding LLC Series 2016-1A, Class A23 (S)	4.970	05-25-46	23,250,000	23,245,350
Toyota Auto Receivables Owner Trust
Series 2014-B, Class A3	0.760	03-15-18	2,416,354	2,414,696
Series 2015-C, Class A3	1.340	06-17-19	4,000,000	4,010,389
Wendys Funding LLC Series 2015-1A, Class A2II (S)	4.080	06-15-45	12,551,925	12,607,153
			Shares	Value
Common stocks 0.0%				$0
(Cost $3,539,176)
Consumer discretionary 0.0%				0
Media 0.0%
Vertis Holdings, Inc. (I)			300,118	0
Preferred securities 5.9%				$292,818,914
(Cost $278,543,082)
Consumer staples 0.4%				20,321,456
Food products 0.4%
Tyson Foods, Inc., 4.750%			288,125	20,321,456

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       25

	Shares	Value
Financials 4.0%		$200,468,973
Banks 2.8%
First Niagara Financial Group, Inc. (8.6250% to 2-15-17, then 3 month LIBOR + 7.327%)	429,350	11,343,427
First Tennessee Bank NA, 3.750% (S)	18,420	12,184,255
M&T Bank Corp., Series A, 6.375%	7,985	8,064,850
M&T Bank Corp., Series C, 6.375%	495	509,865
Regions Financial Corp., 6.375%	561,920	14,744,781
SunTrust Banks Inc, 5.875%	350,000	9,205,000
Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR + 6.390%)	333,527	9,485,508
U.S. Bancorp, 3.500%	21,257	17,581,665
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	385,125	11,665,436
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	440,630	11,672,289
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	613,607	18,033,910
Zions Bancorporation, 7.900%	444,000	12,045,720
Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	154,580	4,744,060
Insurance 0.4%
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)	610,325	19,652,465
Real estate investment trusts 0.8%
Crown Castle International Corp., 4.500%	182,360	19,899,123
Welltower, Inc., 6.500%	71,300	4,466,232
Weyerhaeuser Company, 6.375%	298,865	15,170,387
Utilities 1.5%		72,028,485
Electric utilities 0.7%
Exelon Corp., 6.500%	314,254	14,839,074
NextEra Energy, Inc., 6.371%	295,095	17,835,542
Multi-utilities 0.8%
Dominion Resources, Inc., 6.000%	361,580	20,281,022
Dominion Resources, Inc., 6.375%	380,316	19,072,847

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       26

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.0%				$101,003,443
(Cost $101,003,443)
Certificate of deposit 0.2%				9,007,443
Royal Bank of Canada (P)	0.973	06-21-16	9,000,000	9,007,443
U.S. Government Agency 0.4%				22,598,000
Federal Home Loan Bank Discount Note	0.150	06-01-16	22,598,000	22,598,000
			Par value^	Value
Repurchase agreement 1.4%				69,398,000
Barclays Tri-Party Repurchase Agreement dated 5-31-16 at 0.290% to be repurchased at $61,420,495 on 6-1-16, collateralized by $30,883,100 U.S. Treasury Notes, 1.750% due 9-30-22 (valued at $31,269,962, including interest) and $22,573,800 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1-15-29 (valued at $31,378,970, including interest)			61,420,000	61,420,000
Repurchase Agreement with State Street Corp. dated 5-31-16 at 0.030% to be repurchased at $7,978,007 on 6-1-16, collateralized by $8,130,000 U.S. Treasury Notes, 1.375% due 10-31-20 (valued at $8,140,163, including interest)			7,978,000	7,978,000
Total investments (Cost $4,919,504,581)† 98.7%				$4,907,561,238
Other assets and liabilities, net 1.3%				$63,425,355
Total net assets 100.0%				$4,970,986,593

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       27

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	Pound Sterling
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $722,751,312 or 14.5% of the fund's net assets as of 5-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-16, the aggregate cost of investment securities for federal income tax purposes was $4,947,302,035. Net unrealized depreciation aggregated to $39,740,797, of which $105,967,816 related to appreciated investment securities and $145,708,613 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       28

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-16

Assets
Investments, at value (Cost $4,919,504,581)	$4,907,561,238
Cash	2,245,793
Foreign currency, at value (Cost $1,194,971)	1,180,949
Receivable for investments sold	13,326,950
Receivable for fund shares sold	6,628,342
Unrealized appreciation on forward foreign currency contracts	18,687,106
Dividends and interest receivable	49,045,278
Receivable due from advisor	332
Other receivables and prepaid expenses	271,545
Total assets	4,998,947,533
Liabilities
Payable for investments purchased	15,773,413
Unrealized depreciation on forward foreign currency contracts	109,736
Payable for fund shares repurchased	7,072,567
Distributions payable	3,581,100
Payable to affiliates
Accounting and legal services fees	154,931
Transfer agent fees	450,355
Distribution and service fees	57,826
Other liabilities and accrued expenses	761,012
Total liabilities	27,960,940
Net assets	$4,970,986,593
Net assets consist of
Paid-in capital	$5,018,975,176
Undistributed net investment income	42,393,318
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(96,707,926)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,326,025
Net assets	$4,970,986,593

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       29

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($912,757,818 ÷ 141,103,839 shares)[1]	$6.47
Class B ($98,174,842 ÷ 15,175,654 shares)[1]	$6.47
Class C ($413,003,535 ÷ 63,845,834 shares)[1]	$6.47
Class I ($3,174,936,512 ÷ 491,780,771 shares)	$6.46
Class R1 ($15,019,533 ÷ 2,314,215 shares)	$6.49
Class R2 ($10,672,096 ÷ 1,651,935 shares)	$6.46
Class R3 ($3,034,017 ÷ 469,202 shares)	$6.47
Class R4 ($138,882,212 ÷ 21,461,974 shares)	$6.47
Class R5 ($13,479,552 ÷ 2,086,556 shares)	$6.46
Class R6 ($191,026,476 ÷ 29,555,329 shares)	$6.46
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$6.74

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       30

STATEMENT OF OPERATIONS   For the year ended 5-31-16

Investment income
Interest	$120,656,248
Dividends	12,515,847
Less foreign taxes withheld	(746,655)
Total investment income	132,425,440
Expenses
Investment management fees	12,439,296
Distribution and service fees	8,815,108
Accounting and legal services fees	752,960
Transfer agent fees	4,251,871
Trustees' fees	52,692
State registration fees	218,663
Printing and postage	361,740
Professional fees	252,864
Custodian fees	786,327
Registration and filing fees	151,653
Other	66,608
Total expenses	28,149,782
Less expense reductions	(434,352)
Net expenses	27,715,430
Net investment income	104,710,010
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(30,612,373)[1]
Futures contracts	(4,396,212)
Written options	236,641
(34,771,944)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	15,071,413
Futures contracts	182,968
Written options	(252,014)
15,002,367
Net realized and unrealized loss	(19,769,577)
Increase in net assets from operations	$84,940,433

1	Net of foreign taxes of $508,729.

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ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       31

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-16	Year ended 5-31-15
Increase (decrease) in net assets
From operations
Net investment income	$104,710,010	$115,474,968
Net realized gain (loss)	(34,771,944)	28,351,559
Change in net unrealized appreciation (depreciation)	15,002,367	(99,375,986)
Increase in net assets resulting from operations	84,940,433	44,450,541
Distributions to shareholders
From net investment income
Class A	(26,773,470)	(38,761,442)
Class B	(2,354,161)	(3,822,389)
Class C	(9,467,994)	(14,841,607)
Class I	(65,001,307)	(49,739,828)
Class R1	(376,922)	(528,773)
Class R2	(221,484)	(104,529)
Class R3	(65,468)	(106,040)
Class R4	(3,561,024)	(1,142,995)
Class R5	(388,454)	(459,426)
Class R6	(5,931,841)	(2,473,766)
From net realized gain
Class A	(2,926,082)	—
Class B	(338,594)	—
Class C	(1,358,644)	—
Class I	(6,452,823)	—
Class R1	(46,109)	—
Class R2	(21,979)	—
Class R3	(7,563)	—
Class R4	(413,215)	—
Class R5	(37,936)	—
Class R6	(566,808)	—
Total distributions	(126,311,878)	(111,980,795)
From fund share transactions	1,791,922,427	116,887,751
Total increase	1,750,550,982	49,357,497
Net assets
Beginning of year	3,220,435,611	3,171,078,114
End of year	$4,970,986,593	$3,220,435,611
Undistributed net investment income	$42,393,318	$60,130,953

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ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       32

Financial highlights

Class A Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.56	$6.71	$6.78	$6.47	$6.85
Net investment income[1]	0.17	0.24	0.29	0.34	0.38
Net realized and unrealized gain (loss) on investments	(0.05)	(0.15)	(0.07)	0.32	(0.35)
Total from investment operations	0.12	0.09	0.22	0.66	0.03
Less distributions
From net investment income	(0.19)	(0.24)	(0.29)	(0.34)	(0.39)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.21)	(0.24)	(0.29)	(0.35)	(0.41)
Net asset value, end of period	$6.47	$6.56	$6.71	$6.78	$6.47
Total return (%)[2,3]	1.82	1.30	3.36	10.41	0.51
Ratios and supplemental data
Net assets, end of period (in millions)	$913	$1,007	$1,258	$1,676	$1,751
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.82	0.86	0.90	0.93
Expenses including reductions	0.81	0.81	0.86	0.90	0.93
Net investment income	2.67	3.67	4.43	5.05	5.82
Portfolio turnover (%)	37	51	50	53	42

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       33

Class B Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.56	$6.71	$6.78	$6.47	$6.85
Net investment income[1]	0.13	0.20	0.25	0.29	0.33
Net realized and unrealized gain (loss) on investments	(0.06)	(0.16)	(0.08)	0.32	(0.35)
Total from investment operations	0.07	0.04	0.17	0.61	(0.02)
Less distributions
From net investment income	(0.14)	(0.19)	(0.24)	(0.29)	(0.34)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.16)	(0.19)	(0.24)	(0.30)	(0.36)
Net asset value, end of period	$6.47	$6.56	$6.71	$6.78	$6.47
Total return (%)[2,3]	1.12	0.59	2.64	9.64	(0.19)
Ratios and supplemental data
Net assets, end of period (in millions)	$98	$120	$147	$186	$179
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.52	1.56	1.60	1.63
Expenses including reductions	1.51	1.51	1.56	1.60	1.63
Net investment income	1.98	2.98	3.73	4.34	5.10
Portfolio turnover (%)	37	51	50	53	42

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       34

Class C Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.56	$6.71	$6.78	$6.47	$6.85
Net investment income[1]	0.13	0.20	0.25	0.29	0.33
Net realized and unrealized gain (loss) on investments	(0.06)	(0.16)	(0.08)	0.32	(0.35)
Total from investment operations	0.07	0.04	0.17	0.61	(0.02)
Less distributions
From net investment income	(0.14)	(0.19)	(0.24)	(0.29)	(0.34)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.16)	(0.19)	(0.24)	(0.30)	(0.36)
Net asset value, end of period	$6.47	$6.56	$6.71	$6.78	$6.47
Total return (%)[2,3]	1.12	0.59	2.64	9.64	(0.19)
Ratios and supplemental data
Net assets, end of period (in millions)	$413	$479	$565	$751	$757
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.52	1.56	1.60	1.63
Expenses including reductions	1.51	1.51	1.56	1.60	1.63
Net investment income	1.98	2.97	3.73	4.35	5.10
Portfolio turnover (%)	37	51	50	53	42

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       35

Class I Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.55	$6.69	$6.77	$6.46	$6.84
Net investment income[1]	0.19	0.26	0.31	0.36	0.40
Net realized and unrealized gain (loss) on investments	(0.06)	(0.14)	(0.08)	0.33	(0.35)
Total from investment operations	0.13	0.12	0.23	0.69	0.05
Less distributions
From net investment income	(0.20)	(0.26)	(0.31)	(0.37)	(0.41)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.22)	(0.26)	(0.31)	(0.38)	(0.43)
Net asset value, end of period	$6.46	$6.55	$6.69	$6.77	$6.46
Total return (%)[2]	2.14	1.76	3.54	10.83	0.90
Ratios and supplemental data
Net assets, end of period (in millions)	$3,175	$1,357	$1,148	$1,111	$577
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	0.50	0.53	0.52	0.53
Expenses including reductions	0.50	0.50	0.53	0.52	0.53
Net investment income	2.96	3.97	4.75	5.36	6.19
Portfolio turnover (%)	37	51	50	53	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       36

Class R1 Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.59	$6.73	$6.80	$6.49	$6.86
Net investment income[1]	0.15	0.22	0.27	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.07)	(0.15)	(0.07)	0.32	(0.35)
Total from investment operations	0.08	0.07	0.20	0.64	0.01
Less distributions
From net investment income	(0.16)	(0.21)	(0.27)	(0.32)	(0.36)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.18)	(0.21)	(0.27)	(0.33)	(0.38)
Net asset value, end of period	$6.49	$6.59	$6.73	$6.80	$6.49
Total return (%)[2]	1.33	1.11	3.02	10.03	0.29
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$15	$17	$18	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.16	1.19	1.19	1.21
Expenses including reductions	1.15	1.15	1.19	1.19	1.21
Net investment income	2.33	3.32	4.09	4.72	5.52
Portfolio turnover (%)	37	51	50	53	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       37

Class R2 Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$6.55	$6.70	$6.77	$6.46	$6.61
Net investment income[2]	0.17	0.23	0.29	0.34	0.08
Net realized and unrealized gain (loss) on investments	(0.06)	(0.15)	(0.07)	0.33	(0.14)
Total from investment operations	0.11	0.08	0.22	0.67	(0.06)
Less distributions
From net investment income	(0.18)	(0.23)	(0.29)	(0.35)	(0.09)
From net realized gain	(0.02)	—	—	(0.01)	—
Total distributions	(0.20)	(0.23)	(0.29)	(0.36)	(0.09)
Net asset value, end of period	$6.46	$6.55	$6.70	$6.77	$6.46
Total return (%)[3]	1.58	1.35	3.34	10.61	(0.85	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$7	$3	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.91	0.91	0.73	0.72	[6]
Expenses including reductions	0.90	0.90	0.91	0.73	0.72	[6]
Net investment income	2.59	3.52	4.38	5.11	4.89	[6]
Portfolio turnover (%)	37	51	50	53	42	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       38

Class R3 Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.56	$6.70	$6.78	$6.47	$6.84
Net investment income[1]	0.16	0.23	0.28	0.32	0.37
Net realized and unrealized gain (loss) on investments	(0.06)	(0.15)	(0.09)	0.33	(0.35)
Total from investment operations	0.10	0.08	0.19	0.65	0.02
Less distributions
From net investment income	(0.17)	(0.22)	(0.27)	(0.33)	(0.37)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.19)	(0.22)	(0.27)	(0.34)	(0.39)
Net asset value, end of period	$6.47	$6.56	$6.70	$6.78	$6.47
Total return (%)[2]	1.60	1.20	2.97	10.18	0.42
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$4	$3	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.06	1.09	1.10	1.11
Expenses including reductions	1.03	1.05	1.09	1.10	1.11
Net investment income	2.44	3.48	4.18	4.83	5.61
Portfolio turnover (%)	37	51	50	53	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       39

Class R4 Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.57	$6.71	$6.78	$6.47	$6.84
Net investment income[1]	0.18	0.25	0.30	0.35	0.38
Net realized and unrealized gain (loss) on investments	(0.06)	(0.14)	(0.07)	0.32	(0.34)
Total from investment operations	0.12	0.11	0.23	0.67	0.04
Less distributions
From net investment income	(0.20)	(0.25)	(0.30)	(0.35)	(0.39)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.22)	(0.25)	(0.30)	(0.36)	(0.41)
Net asset value, end of period	$6.47	$6.57	$6.71	$6.78	$6.47
Total return (%)[2]	1.83	1.62	3.52	10.51	0.69
Ratios and supplemental data
Net assets, end of period (in millions)	$139	$45	$11	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.76	0.79	0.81	0.81
Expenses including reductions	0.65	0.65	0.69	0.71	0.81
Net investment income	2.82	3.74	4.58	5.22	5.85
Portfolio turnover (%)	37	51	50	53	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       40

Class R5 Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.55	$6.70	$6.77	$6.47	$6.84
Net investment income[1]	0.20	0.27	0.32	0.37	0.41
Net realized and unrealized gain (loss) on investments	(0.06)	(0.16)	(0.08)	0.31	(0.35)
Total from investment operations	0.14	0.11	0.24	0.68	0.06
Less distributions
From net investment income	(0.21)	(0.26)	(0.31)	(0.37)	(0.41)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.23)	(0.26)	(0.31)	(0.38)	(0.43)
Net asset value, end of period	$6.46	$6.55	$6.70	$6.77	$6.47
Total return (%)[2]	2.19	1.66	3.74	10.68	1.04
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$11	$12	$9	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.46	0.46	0.48	0.50	0.50
Expenses including reductions	0.45	0.45	0.48	0.50	0.50
Net investment income	3.03	4.03	4.79	5.44	6.22
Portfolio turnover (%)	37	51	50	53	42

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       41

Class R6 Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$6.56	$6.70	$6.77	$6.46	$6.57
Net investment income[2]	0.20	0.26	0.32	0.36	0.30
Net realized and unrealized gain (loss) on investments	(0.07)	(0.14)	(0.07)	0.33	(0.08)
Total from investment operations	0.13	0.12	0.25	0.69	0.22
Less distributions
From net investment income	(0.21)	(0.26)	(0.32)	(0.37)	(0.31)
From net realized gain	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.23)	(0.26)	(0.32)	(0.38)	(0.33)
Net asset value, end of period	$6.46	$6.56	$6.70	$6.77	$6.46
Total return (%)[3]	2.10	1.87	3.81	10.92	3.41	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$191	$175	$9	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.41	0.41	0.44	0.45	0.46	[6]
Expenses including reductions	0.38	0.39	0.42	0.45	0.46	[6]
Net investment income	3.10	3.88	4.83	5.39	6.10	[6]
Portfolio turnover (%)	37	51	50	53	42	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       42

Notes to financial statements

Note 1 — Organization

John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

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includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2016, by major security category or type:

	Total value at 5-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$2,204,830,957	—	$2,204,830,957	—
Convertible bonds	73,750,944	—	73,750,944	—
Foreign government obligations	1,190,526,489	—	1,190,526,489	—
Capital preferred securities	59,532,199	—	59,532,199	—
Municipal bonds	361,022,583	—	361,022,583	—
Collateralized mortgage obligations	340,777,836	—	340,777,836	—
Asset backed securities	283,297,873	—	283,297,873	—
Preferred securities	292,818,914	$280,634,659	12,184,255	—
Short-term investments	101,003,443	—	101,003,443	—
Total investments in securities	$4,907,561,238	$280,634,659	$4,626,926,579	—
Other financial instruments:
Forward foreign currency contracts	$18,577,370	—	$18,577,370	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's

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understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2016 were $6,587. For the year ended May 31, 2016, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2016, the fund has a short-term capital loss carryforward of $45,610,255 and a long-term capital loss carryforward of $27,704,922 available to offset future net realized capital gains. These carryforwards do not expire.

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As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2016 and 2015 was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$126,311,878	$111,980,795

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, characterization of distributions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is

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posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2016, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging up to approximately $64.0 million, as measured at each quarter end. There were no open futures contracts as of May 31, 2016.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $1.2 billion to $3.5 billion, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
SGD	49,168,561	MXN	663,178,000	Goldman Sachs Bank USA	8/3/2016	—	($26,757)	($26,757)
USD	307,892,870	AUD	419,472,575	Australia and New Zealand Banking Group	8/3/2016	$5,399,911	—	5,399,911
USD	90,547,494	CAD	116,353,530	Royal Bank of Canada	8/3/2016	1,817,188	—	1,817,188

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Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	72,780,630	CAD	93,595,890	Toronto Dominion Bank	8/3/2016	1,405,124	—	1,405,124
USD	26,160,838	GBP	18,112,534	HSBC Bank USA	8/3/2016	—	(82,979)	(82,979)
USD	103,409,010	MXN	1,879,924,106	State Street Bank and Trust Company	8/3/2016	2,225,864	—	2,225,864
USD	103,812,230	NOK	851,189,173	Goldman Sachs Bank USA	8/3/2016	2,081,816	—	2,081,816
USD	343,439,933	NZD	506,548,574	State Street Bank and Trust Company	8/3/2016	1,780,271	—	1,780,271
USD	102,936,445	SEK	836,873,296	Citibank N.A.	8/3/2016	2,359,205	—	2,359,205
USD	267,018,777	SGD	365,862,453	HSBC Bank USA	8/3/2016	1,617,727	—	1,617,727
						$18,687,106	($109,736)	$18,577,370

Currency abbreviation
AUD	Australian Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
MXN	Mexican Peso	USD	United States Dollar
NOK	Norwegian Krone

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended May 31, 2016, the fund used purchased options to manage against anticipated currency exchange rates. Except for the sale of call options held at the beginning of the year, the fund had no other purchased options activity. At May 31, 2016, there were no purchased options.

During the year ended May 31, 2016, the fund wrote option contracts to manage against anticipated currency exchange rates. There were no open written options contracts as of May 31, 2016.

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	NZD Notional amount	Premiums received
Outstanding, beginning of period	43,410,000	$269,784
Options written	—	—
Option closed	(43,410,000)	(269,784)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	—

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency	$18,687,106	($109,736)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

	Statement of operations location - Net realized gain (loss) on
Risk	Futures contracts	Investments and foreign currency transactions[1]	Investments and foreign currency transactions[2]	Written options	Total
Interest rate	($4,396,212)	—	—	—	($4,396,212)
Foreign currency	—	$33,842,240	$887,419	$236,641	34,966,300
Total	($4,396,212)	$33,842,240	$887,419	$236,641	$30,570,088

1 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation) of
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Written options	Total
Interest rate	$182,968	—	—	$182,968
Foreign currency	—	($10,672,237)	($252,014)	(10,924,251)
Total	$182,968	($10,672,237)	($252,014)	($10,741,283)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

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these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.60% of the first $100 million of the fund's average daily net assets; (b) 0.45% of the next $150 million of the fund's average daily net assets; (c) 0.40% of the next $250 million of the fund's average daily net assets; (d) 0.35% of the next $150 million of the fund's average daily net assets; and (e) 0.30% of the fund's average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis attributable to the class. The fee waiver and/or reimbursement will continue in effect until September 30, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended May 31, 2016, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$69,287	Class R3	$184
Class B	8,051	Class R4	8,763
Class C	32,383	Class R5	894
Class I	151,724	Class R6	43,086
Class R1	1,107	Total	$316,070
Class R2	591

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2016 were equivalent to a net annual effective rate of 0.31% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the

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fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $118,282 for Class R4 shares for the year ended May 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,045,990 for the year ended May 31, 2016. Of this amount, $145,778 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $855,425 was paid as sales commissions to broker-dealers and $44,787 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2016, CDSCs received by the Distributor amounted to $1,152, $207,374 and $13,744 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,794,951	$1,177,157
Class B	1,081,470	136,689
Class C	4,351,671	549,934
Class I	—	2,332,481
Class R1	111,565	2,452
Class R2	39,309	1,319
Class R3	15,772	412
Class R4	414,379	19,722

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Class	Distribution and service fees	Transfer agent fees
Class R5	$5,991	$1,987
Class R6	—	29,718
Total	$8,815,108	$4,251,871

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2016 and 2015 were as follows:

		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A Shares
Sold	17,802,522	$114,670,595	17,492,868	$115,694,985
Distributions reinvested	4,192,678	27,002,632	5,286,089	35,006,428
Repurchased	(34,296,335)	(221,153,315)	(56,903,315)	(377,809,593)
Net decrease	(12,301,135)	($79,480,088)	(34,124,358)	($227,108,180)
Class B Shares
Sold	184,803	$1,186,403	142,292	$942,983
Distributions reinvested	367,288	2,365,057	501,740	3,322,695
Repurchased	(3,733,136)	(24,067,956)	(4,145,066)	(27,422,335)
Net decrease	(3,181,045)	($20,516,496)	(3,501,034)	($23,156,657)
Class C Shares
Sold	5,104,078	$32,804,438	4,734,282	$31,308,616
Distributions reinvested	1,415,212	9,111,724	1,859,298	12,312,179
Repurchased	(15,720,093)	(101,351,861)	(17,765,175)	(117,638,490)
Net decrease	(9,200,803)	($59,435,699)	(11,171,595)	($74,017,695)
Class I Shares
Sold	366,354,748	$2,356,422,957	73,708,973	$488,206,076
Distributions reinvested	7,318,866	47,059,854	6,997,260	46,213,789
Repurchased	(89,131,359)	(571,999,028)	(44,953,719)	(296,597,966)
Net increase	284,542,255	$1,831,483,783	35,752,514	$237,821,899
Class R1 Shares
Sold	710,482	$4,593,628	802,931	$5,329,013
Distributions reinvested	52,427	338,722	64,627	429,317
Repurchased	(764,762)	(4,946,013)	(1,018,860)	(6,752,598)
Net decrease	(1,853)	($13,663)	(151,302)	($994,268)
Class R2 Shares
Sold	811,387	$5,205,447	865,133	$5,704,618
Distributions reinvested	31,534	202,849	8,445	55,707
Repurchased	(286,483)	(1,847,891)	(168,199)	(1,122,090)
Net increase	556,438	$3,560,405	705,379	$4,638,235

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       52

		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class R3 Shares
Sold	320,074	$2,058,788	208,308	$1,383,439
Distributions reinvested	11,305	72,767	15,741	104,214
Repurchased	(182,934)	(1,177,856)	(429,352)	(2,840,827)
Net increase (decrease)	148,445	$953,699	(205,303)	($1,353,174)
Class R4 Shares
Sold	16,999,590	$110,411,703	6,540,643	$43,263,180
Distributions reinvested	617,368	3,974,042	171,401	1,132,288
Repurchased	(3,050,962)	(19,645,188)	(1,405,403)	(9,330,483)
Net increase	14,565,996	$94,740,557	5,306,641	$35,064,985
Class R5 Shares
Sold	789,086	$5,071,701	543,705	$3,589,202
Distributions reinvested	65,482	421,160	68,389	452,074
Repurchased	(519,267)	(3,339,277)	(640,780)	(4,231,093)
Net increase (decrease)	335,301	$2,153,584	(28,686)	($189,817)
Class R6 Shares
Sold	7,257,591	$46,655,360	26,938,991	$176,649,072
Distributions reinvested	985,049	6,339,121	356,313	2,351,233
Repurchased	(5,353,387)	(34,518,136)	(1,946,918)	(12,817,882)
Net increase	2,889,253	$18,476,345	25,348,386	$166,182,423
Total net increase	278,352,852	$1,791,922,427	17,930,642	$116,887,751

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $3,199,104,577 and $1,373,633,800, respectively, for the year ended May 31, 2016.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       53

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Strategic Series and John Hancock Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of and John Hancock Income Fund (the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2016

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       54

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       55

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       56

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       57

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       58

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       59

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       60

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF298050	91A 5/16 7/16

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2016 and 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2016	May 31, 2015
John Hancock Income Fund	$ 66,217	$ 65,490

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $103,474 and $103,940 for the fiscal years ended May 31, 2016 and 2015, respectively.

Fund	May 31, 2016	May 31, 2015
John Hancock Income Fund	$ 525	$ 520

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2016 and 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2016	May 31, 2015
John Hancock Income Fund	$ 3,500	$ 3,450

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2016 and 2015 amounted to the following:

Fund	May 31, 2016	May 31, 2015
John Hancock Income Fund	$ 108	$ 216

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2016 and 2015 amounted to the following:

Trust	May 31, 2016	May 31, 2015
John Hancock Strategic Series	$ 5,647,930	$ 6,615,416

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:

/s/ Andrew Arnott

____________________________

Andrew Arnott

President

Date: July 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

____________________________

Andrew Arnott

President

Date: July 15, 2016

By:

/s/ Charles A. Rizzo

____________________________

Charles A. Rizzo

Chief Financial Officer

Date: July 15, 2016